UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 21, 2015

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Denny's Corporation (the "Company") was held on May 21, 2015. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the ten director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2015, and (3) adopted the non-binding advisory resolution approving the compensation of the Company's named executive officers.

The voting results were as follows:

1.	The election of ten (10) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Gregg R. Dedrick	72,054,509	12,548	73,302	4,586,330
José M. Gutiérrez	71,999,478	67,640	73,241	4,586,330
George W. Haywood	72,052,068	15,051	73,240	4,586,330
Brenda J. Lauderback	72,053,662	13,455	73,242	4,586,330
Robert E. Marks	71,860,536	206,433	73,390	4,586,330
John C. Miller	72,055,732	11,234	73,393	4,586,330
Donald C. Robinson	72,052,856	13,263	74,240	4,586,330
Debra Smithart-Oglesby	67,840,649	4,226,468	73,242	4,586,330
Laysha Ward	72,049,580	16,389	74,390	4,586,330
F. Mark Wolfinger	65,010,417	7,058,219	71,723	4,586,330

2.	A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the year ending December 30, 2015:

For	Against	Abstain
76,207,250	471,886	47,553

3.	A non-binding advisory resolution to approve the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
62,478,713	230,188	9,431,458	4,586,330

Item 7.01 Regulation FD Disclosure

Denny's Corporation management made a presentation to shareholders at the the Company's 2015 Annual Meeting of Stockholders on May 21, 2015. A copy of the presentation used is attached to this Current Report on Form 8-K as Exhibit 99.1 and is also available in the “Investor Relations” section of the Company’s website at www.dennys.com.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 -- Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 21, 2015	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President,
Chief Administrative Officer and
Chief Financial Officer